SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  June 3, 2010

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, China	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On June 9, 2010, Harbin Electric, Inc. a Nevada corporation (the “Company”) announced that on June 3, 2010, Xi’an Tech Full Simo Motor Co., Ltd., a PRC subsidiary of the Company (“Xi’an Tech Full”) entered into four Share Purchase Agreements, each dated as of June 3, 2010 with certain shareholders of four subsidiaries of Xi’an Tech Full pursuant to which Xi’an Tech Full agreed to acquire all of the equity interests of these subsidiaries that are not currently held by Xi’an Tech Full.  Following consummation of the transactions contemplated by these Share Purchase Agreements, Xi’an Tech Full will own 100% of the outstanding equity of Xi’an Tech Full Lamination Co., Ltd. (“Lamination”), Xi’an Simo A’Da Motor Co., Ltd. (“A’Da Motor”), Xi’an Tech Full Simo Moulds Co., Ltd. (“Moulds”) and Xi’an Tech Full Simo Transportation Co., Ltd. (“Transportation”).  The aggregate purchase price to be paid by Xi’an Tech Full for these equity interests in Lamination, A’Da Motor, Moulds and Transportation is RMB188.2 million (US$27.60 million).

In addition, on June 9, 2010, the Company announced that on June 3, 2010, Xi’an Tech Full entered into three Share Purchase Agreements, each dated as of June 3, 2010 with certain shareholders of three subsidiaries of Xi’an Tech Full pursuant to which Xi’an Tech Full agreed to sell its equity interests in such subsidiaries to these shareholders.  Following consummation of the transactions contemplated by these three Share Purchase Agreements, Xi’an Tech Full will no longer own any of the outstanding equity of Tianjin Simo Electric Co., Ltd. (“Electric”), Xi’an Simo Science and Technology Development Co., Ltd. (“Science and Technology”) and Xi’an Simo Imports and Exports Co., Ltd. (“Imports and Exports”).  The aggregate sales price to be received by Xi’an Tech Full for these equity interests in Electric, Science and Technology and Imports and Exports is RMB12.55 million (US$1.84 million).

The following are descriptions of each of the Share Purchase Agreements.  These descriptions are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to the Form 8-K and incorporated by reference herein. Exhibits 10.1 through 10.7 are English translations of the Share Purchase Agreements, which are in the Chinese language.

Pursuant to a Share Purchase Agreement dated as of June 3, 2010 by and between Xi’an Tech Full and Zhejiang Ximen Punching Co., Ltd. (“Zhejiang”), which currently holds 41.69% of the equity interest of Lamination, Zhejiang agreed to sell all of its equity interest in Lamination to Xi’an Tech Full for a purchase price of RMB179 million (US$26.25 million) payable within 40 days of the execution of the Share Purchase Agreement. Completion of the registration of the share transfer with the requisite PRC authorities, is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Pursuant to a Share Purchase Agreement dated as of June 3, 2010 by and among Xi’an Tech Full, Fu Nong, a PRC individual, and Imports and Exports, Fu Nong and Imports and Exports agreed to sell all of their respective equity interests (60%) in A’Da Motor to Xi’an Tech Full for an aggregate purchase price of RMB7.2 million (US$1.06 million) payable within 40 days of the execution of the Share Purchase Agreement. Completion of the registration of the share transfer with the requisite PRC authorities, is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Pursuant to a Share Purchase Agreement dated as of June 3, 2010, by and among Xi’an Tech Full and certain PRC individuals named therein, who in aggregate hold 50% of the equity interest of Moulds, the PRC individuals agreed to sell all of their respective equity interests in Moulds to Xi’an Tech Full for an aggregate purchase price of RMB1 million (US$0.15 million) payable within 40 days of the execution of the Share Purchase Agreement.  Completion of the registration of the share transfer with the requisite PRC authorities, which is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Pursuant to a Share Purchase Agreement dated as of June 3, 2010 by and among Xi’an Tech Full and certain PRC individuals named therein, who in aggregate hold 29.56% of the equity interest of Transportation, the PRC individuals agreed to sell all of their respective equity interests in Transportation to Xi’an Tech Full for an aggregate purchase price of RMB1 million (US$0.15 million) payable within 40 days of the execution of the Share Purchase Agreement.  Completion of the registration of the share transfer with the requisite PRC authorities is expected to occur within 40 days of the execution of the share purchase agreement.

Pursuant to the Share Purchase Agreement dated as of June 3, 2010 by and between Xi’an Tech Full and Pingan Duan, a PRC individual who hold 20.88% of the equity interest of Tianjin, Xi’an Tech Full agreed to sell all of its equity interests in Electric to Pingan Duan for a purchase price of RMB4.6 million (US$0.67 million) payable to Xi’an Tech Full within 40 days of the execution of the Share Purchase Agreement.  Completion of the registration of the share transfer with the requisite PRC authorities is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Pursuant to the Share Purchase Agreement dated as of June 3, 2010 by and among Xi’an Tech Full and certain PRC individuals named therein, who in aggregate hold 57.14% of the equity interests of Science and Technology, Xi’an Tech Full agreed to sell all of its equity interest in Science and Technology to such PRC individuals for a purchase price of RMB300,000 (US$43,988) payable within 40 days of the execution of the Share Purchase Agreement.  Completion of the registration of the share transfer with the requisite PRC authorities is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Pursuant to the Share Purchase Agreement by and between Xi’an Tech Full and Guoping Cui, a PRC individual who hold 35% of the equity interest of Imports and Exports, Xi’an Tech Full agreed to sell all of its equity interests in Imports and Exports to Guoping Cui for a purchase price of RMB7.65 million (US$1.12 million) payable within 40 days of the execution of the Share Purchase Agreement.  Completion of the registration of the share transfer with the requisite PRC authorities, which is expected to occur within 40 days of the execution of the Share Purchase Agreement.

Item 8.01.  Other Events

On June 9, 2010, the Company issued a press release with respect to its execution of the Share Purchase Agreements.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Zhejiang Ximen Punching Co., Ltd. dated June 3, 2010.*
10.2	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and Xi’an Simo Imports and Exports Co., Ltd., and Fu Nong, dated June 3, 2010.*
10.3	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and Certain PRC Individuals, dated June 3, 2010.*
10.4	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and Certain PRC Individuals, dated June 3, 2010.*
10.5	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Pingan Duan, dated June 3, 2010.*
10.6	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and Certain PRC Individuals, dated June 3, 2010.*
10.7	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Guoping Cui, dated June 3, 2010.*
99.1	Press Release dated as of June 9, 2010.

* English Translation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name:	Tianfu Yang
Title:	Chairman and Chief Executive Officer

Dated: June 9, 2010

Exhibit Index

Exhibit No.	Description
10.1	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Zhejiang Ximen Punching Co., Ltd. dated June 3, 2010.*
10.2	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and Xi’an Simo Imports and Exports Co., Ltd., and Fu Nong, dated June 3, 2010.*
10.3	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and certain PRC Individuals, dated June 3, 2010.*
10.4	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and certain PRC Individuals, dated June 3, 2010.*
10.5	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Pingan Duan, dated June 3, 2010.*
10.6	Share Purchase Agreement by and among Xi’an Tech Full Simo Motor Co., Ltd. and certain PRC Individuals, dated June 3, 2010.*
10.7	Share Purchase Agreement by and between Xi’an Tech Full Simo Motor Co., Ltd. and Guoping Cui, dated June 3, 2010.*
99.1	Press Release dated as of June 9, 2010.

* English Translation.